UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/29/2005

PW Eagle, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-18050

Minnesota	41-1642846
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1550 Valley River Drive
Eugene, OR 97401
(Address of Principal Executive Offices, Including Zip Code)

(541) 343-0200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On March 29, 2005 PW Eagle, Inc. issued a press release announcing it will hold its 2005 Annual Shareholders Meeting on May 25, 2005 at 3:15 pm at the law offices of Fredrikson & Bryon in Minneapolis, Minnesota and the deadline for submission of shareholder proposals for inclusion in PW Eagle's proxy statement has been changed from June 10, 2005 to April 8, 2005.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Current Report as if fully set forth herein.

Item 9.01.    Financial Statements and Exhibits

(a)        Financial statements: None.

(b)        Pro forma financial information: None.

(c)        Exhibits: 99.1 Press Release dated March 29, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

PW Eagle, Inc.

Date: March 29, 2005.	By:	/s/ Scott Long
Scott Long
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Dated March 29, 2005